Vanguard Tax-Managed Balanced Fund

Summary Prospectus

April 26, 2010

Investor Shares

Vanguard Tax-Managed Balanced Fund Investor Shares (VTMFX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 26, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide a tax-efficient investment return consisting of federally tax-exempt income, long-term capital appreciation, and a modest amount of taxable current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None[1]
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	1%[2]
Account Service Fee (for fund account balances below $10,000)	$20	/year

1 The Fund reserves the right to deduct a purchase fee from future purchases of shares.
2 The 1% fee applies only if you redeem shares within five years of purchase by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.15%

Examples

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1	3 Years	5 Years	10 Years
$ 120	$ 164	$ 85	$ 192

The one- and three-year figures in the preceding example include the Fund’s 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund’s 1% redemption fee does not apply.

1 Year	3 Years	5 Years	10 Years
$ 15	$ 48	$ 85	$ 192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests approximately 50% to 55% of its assets in municipal securities and the balance in common stocks. The fixed income portion of the Fund is concentrated in high-quality municipal securities with a dollar-weighted average maturity expected to be between 6 and 12 years. At least 75% of the municipal bonds purchased by the Fund will be rated in one of the top three credit-rating categories (Aaa, Aa, and A by Moody‘s Investors Service, Inc., or AAA, AA, and A by Standard & Poor‘s), as determined by an independent bond-rating agency. The Fund’s stock holdings are chosen from the stocks that pay lower dividends within the Russell 1000 Index—an index that is made up of stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to “sample” the Index, aiming to minimize taxable dividends while approximating the other characteristics of the Index. The expected result of the stock portion is a portfolio that will loosely track the total return performance of the Index, but with lower taxable income distributions.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.

• With 50% to 55% of its assets in municipal securities, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates, causing the Fund to lose any price appreciation above the bond’s call price and forcing it to reinvest the unanticipated proceeds at lower interest rates that may result in a decline in the Fund’s income; and income risk, which is the chance that the Fund’s income will decline because of falling interest rates.

• With 45% to 50% of its assets in stocks, the Fund is proportionately subject to stock risks, including: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from large- and mid-capitalization stocks will trail returns from the overall stock market. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The Fund’s benchmark index may, at times, become focused in stocks of a particular sector, category, or group of companies.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of its benchmark indexes and a composite bond/stock index. The Tax-Managed Balanced Composite Index is weighted 50% in the Barclays Capital 7 Year Municipal Bond Index, which measures the performance of municipal bonds with maturities of 6 to 8 years, and 50% in the Russell 1000 Index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 If applicable shareholder fees were reflected, returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.46% (quarter ended September 30, 2009), and the lowest return for a quarter was –9.01% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

	1	Year	5 Years	10 Years
Vanguard Tax-Managed Balanced Fund
Return Before Taxes	17.98%		3.18%	2.72%
Return After Taxes on Distributions	17.83		3.06	2.60
Return After Taxes on Distributions and Sale of Fund Shares	12.63		3.02	2.59
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Index	28.43%		0.79%	–0.49%
Tax-Managed Balanced Composite Index	18.25		3.02	2.89
Barclays Capital 7 Year Municipal Bond Index	7.61		4.58	5.59

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Managers

Michael G. Kobs, Portfolio Manager. He has managed the bond portion of the Fund since 2008.

Michael Perre, Principal of Vanguard. He has managed the stock portion of the Fund since 1999.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$10,000
To add to an existing account	$100 (other than by Automatic Investment Plan,
which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Tax-Managed Balanced Fund Investor Shares—Fund Number 103

Russell is a trademark of The Frank Russell Company

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP103 042010